Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 15 — Income Taxes

The Company accounts for income taxes using the asset and liability approach. This approach requires the recognition of tax benefits or expenses on the temporary differences between the financial reporting and tax bases of the Company’s assets and liabilities. For interim periods, the Company recognizes a provision (benefit) for income taxes based on an estimated annual effective tax rate expected for the entire year. A valuation allowance is established when necessary to reduce deferred tax assets to the amounts expected to be realized. The Company also recognizes a tax benefit from uncertain tax positions only if it is “more likely than not” that the position is sustainable based on its technical merits. The Company’s policy is to recognize interest and penalties on uncertain tax positions as a component of income tax expense.

Note 15 — Income Taxes

Income tax (expense) benefit for the years ended December 31, 2012 and 2011consisted of the following:

	2012	2011

Current:
Federal	$—	$—
State	—	—
Deferred:
Federal	1,267,000	56,000
State	(653,000)	(18,000)
Net operating loss carryforward	4,635,000	1,310,000
Valuation Allowance	(5,267,000)	(1,366,000)
Total income tax (expense) benefit	$(18,000)	$(18,000)

Significant components of Cytomedix’s deferred tax assets and liabilities consisted of the following at December 31:

	2012	2011
Deferred tax assets:
Stock-based compensation	$5,087,000	$3,948,000
Tax credits	2,512,000	—
Deferred financing costs	714,000	—
Start-up and organizational costs	272,000	—
Tax deductible Goodwill	136,000	—
Property and equipment	244,000	—
Derivative liabilities	522,000	713,000
Other	109,000	168,000
Total deferred tax assets	9,596,000	4,829,000
Deferred tax liabilities:
Intangible Assets	(12,353,000)	—
Discount on Note Payable	(377,000)	(617,000)
Other	(50,000)	(32,000)
Total deferred tax liabilities	(12,780,000)	(649,000)
Net deferred tax assets, excluding net operating loss carryforwards	(3,184,000)	4,180,000
Net operating loss carryforwards	41,540,000	15,488,000
	38,356,000	19,668,000
Less valuation allowance	(38,406,000)	(19,700,000)
Total deferred tax assets (liabilities)	$(50,000)	$(32,000)

The following table reflects the change in the valuation allowance for deferred tax assets at December 31:

Valuation allowance – January 1, 2011	$18,334,000
2011 provision	1,366,000
Valuation allowance – December 31, 2011	19,700,000
Purchase Accounting changes	13,439,000
2012 provision	5,267,000
Valuation allowance – December 31, 2012	$38,406,000

The following table presents a reconciliation between the U.S. federal statutory income tax rate and the Company’s effective tax rate:

	2012	2011

U.S. Federal statutory income tax	35.0%	35.0%
State and local income tax benefits	4.2%	3.4%
Fair value of Derivatives	(6.8)%	4.7%
Nondeductible guarantee fees	(3.7)%	(2.0)%
Other	(2.1)%	(1.5)%
Valuation allowance for deferred income tax assets	(26.6)%	(39.1)%
Effective income tax rate	0.1%	0.5%

The Company had loss carry-forwards of approximately $107,392,000 as of December 31, 2012 that may be offset against future taxable income. The carry-forwards will expire between 2021 and 2032. Use of these carry-forwards may be subject to annual limitations based upon previous significant changes in stock ownership. Management has determined that realization of the net deferred tax assets is not assured and accordingly has established a valuation allowance of $38,406,000 and $19,700,000 at December 31, 2012 and 2011, respectively.

In 2012, the Company recorded an income tax provision of $18,000 related to a deferred tax liability resulting from the amortization of Goodwill for tax purposes.

The Company’s source of income (loss) before income tax provision (benefit) is primarily domestic.

The Company does not believe it has any uncertain income tax positions as described in its discussion of Income Tax accounting policy in Note 2.